                                                                      EX-99.(j)2

                                DODGE & COX FUNDS
                          (a Delaware Statutory Trust)

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Harry R. Hagey, Kenneth E. Olivier and Thomas M. Mistele, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him/her in his/her name, place and stead, in any and all capacities, to sign the registration statement of Dodge & Cox Funds and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Date
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/s/ Katherine Herrick Drake             February 26, 2002
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Katherine Herrick Drake


/s/ Dana M. Emery                       February 26, 2002
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Dana M. Emery


/s/ John A. Gunn                        February 26, 2002
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John A. Gunn


/s/ Harry R. Hagey                      February 26, 2002
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Harry R. Hagey


/s/ Kenneth E. Olivier                  February 26, 2002
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Kenneth E. Olivier


/s/ A. Horton Shapiro                   February 26, 2002
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A. Horton Shapiro


/s/ John M. Loll                        February 26, 2002
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John M. Loll


/s/ William F. Ausfahl                  February 26, 2002
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William F. Ausfahl


/s/ L. Dale Crandall                    February 26, 2002
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L. Dale Crandall


/s/ Thomas A. Larsen                    February 26, 2002
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Thomas A. Larsen


/s/ Will C. Wood                        February 26, 2002
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Will C. Wood